SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 13, 2002
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-83626	33-0639768
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

27051 Towne Centre Drive, Suite 200
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-83626) filed with the Securities and Exchange Commission (the “Commission”) on March 1, 2002 and Amendment No. 1 thereto filed with the Commission on April 8, 2002 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus, dated April 23, 2002, and the related Prospectus Supplement, dated October 10, 2002 (collectively, the “Prospectus”), filed with the Commission pursuant to Rule 424(b)(5) on October 11, 2002, with respect to the Registrant’s Auto Loan Backed Notes, Series 2002-D (the “Offered Notes”).

     The Offered Notes were sold to Salomon Smith Barney Inc. (“Salomon”) and Credit Suisse First Boston Corporation (“CS First Boston” and, together with Salomon, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of October 10, 2002 (the “Underwriting Agreement”) between the Registrant and CS First Boston, as representative of itself and Salomon.

     The Notes were issued pursuant to an Indenture dated as of October 1, 2002 (the “Indenture”) among Onyx Acceptance Owner Trust 2002-D (the “Trust”) and Citibank, N.A., as Indenture Trustee.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of October 1, 2002 (the “Trust Agreement”) among the Registrant, as Depositor, Deutsche Bank Trust Company Delaware, as Owner Trustee, and Citibank, N.A., as Trust Agent.

     The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of October 1, 2002 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and Citibank, N.A., as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $182,875,704.13 (the “Initial Cut-Off Pool Balance”) as of October 1, 2002 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before October 21, 2002 (the “Subsequent Cut-Off Date”) with a total principal balance of $66,763,780.58 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Trust used funds on deposit in a segregated trust account (the “Prefunding Account”) to acquire additional Contracts (the “Prefunded Contracts”) with a total principal balance of $200,360,517.44 as of the related cut-off dates (each a “Prefunding Cut-Off Date”) during the period from the Subsequent Cut-Off Date until December 13, 2002.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$182,875,704.13
Number of contracts	14,423
Average principal balance outstanding	$12,679.45
Average original amount financed	$15,323.11
Original amount financed (range)	$1,702.73 to $72,573.92
Weighted average APR	10.18%
APR (range)	1.90% to 25.00%
Weighted average original term	59.93 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	56.25 mos.
Remaining term (range)	5 to 72 mos.

Distribution by APRs of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

0.000% to 7.000%	2,737	18.98%	$52,930,327.27	28.94%
7.001% to 8.000%	1,320	9.15%	$21,002,802.94	11.48%
8.001% to 9.000%	1,572	10.90%	$18,383,832.88	10.05%
9.001% to 10.000%	1,853	12.85%	$19,172,688.73	10.48%
10.001% to 11.000%	1,414	9.80%	$12,150,730.93	6.64%
11.001% to 12.000%	1,382	9.58%	$11,333,377.63	6.20%
12.001% to 13.000%	696	4.83%	$9,211,954.03	5.04%
13.001% to 14.000%	597	4.14%	$7,539,217.28	4.12%
14.001% to 15.000%	606	4.20%	$7,341,444.95	4.01%
15.001% to 16.000%	549	3.81%	$6,315,541.80	3.45%
16.001% to 17.000%	443	3.07%	$5,002,997.82	2.74%
17.001% to 18.000%	379	2.63%	$4,066,674.67	2.22%
18.001% to 19.000%	273	1.89%	$2,944,631.33	1.61%
19.001% to 20.000%	197	1.37%	$1,945,338.26	1.06%
20.001% to 21.000%	191	1.32%	$1,770,945.45	0.97%
Over 21.000%	214	1.48%	$1,763,198.16	0.96%

Totals	14,423	100.00%*	$182,875,704.13	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Dalance

Alabama	149	1.03%	$2,495,743.09	1.36%
Arizona	594	4.12%	$7,545,703.48	4.13%
California	4,536	31.45%	$52,794,975.68	28.87%
Colorado	217	1.50%	$2,117,034.78	1.16%
Connecticut	52	0.36%	$734,034.15	0.40%
Delaware	125	0.87%	$1,987,073.09	1.09%
Florida	1,243	8.62%	$14,930,695.27	8.16%
Georgia	621	4.31%	$7,943,814.23	4.34%
Idaho	90	0.62%	$1,025,291.08	0.56%
Illinois	834	5.78%	$9,586,020.48	5.24%
Indiana	231	1.60%	$2,406,798.46	1.32%
Iowa	64	0.44%	$854,495.05	0.47%
Kansas	69	0.48%	$955,714.58	0.52%
Kentucky	54	0.37%	$844,276.93	0.46%
Maryland	174	1.21%	$2,809,697.65	1.54%
Massachusetts	203	1.41%	$3,080,988.92	1.68%
Michigan	678	4.70%	$8,634,979.67	4.72%
Minnesota	108	0.75%	$1,591,835.62	0.87%
Missouri	274	1.90%	$3,791,980.38	2.07%
Montana	13	0.09%	$179,010.73	0.10%
Nebraska	25	0.17%	$281,001.55	0.15%
Nevada	441	3.06%	$5,370,994.38	2.94%
New Hampshire	96	0.67%	$1,305,056.33	0.71%
New Jersey	608	4.22%	$8,036,626.70	4.39%
North Carolina	377	2.61%	$6,114,918.60	3.34%
Oklahoma	141	0.98%	$1,820,313.40	1.00%
Oregon	244	1.69%	$2,594,132.86	1.42%
Pennsylvania	517	3.58%	$7,551,932.79	4.13%
South Carolina	105	0.73%	$1,705,539.86	0.93%
Tennessee	175	1.21%	$2,509,655.07	1.37%
Texas	496	3.44%	$6,996,534.04	3.83%
Utah	69	0.48%	$1,156,718.63	0.63%
Virginia	456	3.16%	$7,344,607.97	4.02%
Washington	330	2.29%	$3,640,144.84	1.99%
West Virginia	14	0.10%	$137,363.79	0.08%

Totals	14,423	100.00%*	$182,875,704.13	100.00*

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$66,763,780.58
Number of Contracts	4,385
Average principal balance outstanding	$15,225.49
Average original amount financed	$15,225.49
Original amount financed (range)	$2,135.81 to 68,564.87
Weighted average APR	9.89%
APR (range)	1.90% to 25.00%
Weighted average original term	59.88 mos.
Original term (range)	18 to 72 mos.
Weighted average remaining term	59.82 mos.
Remaining term (range)	17 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	1,105	25.20%	$21,738,662.64	32.56%
7.001% to 8.000%	512	11.68%	9,224,066.39	13.82%
8.001% to 9.000%	403	9.19%	6,596,313.91	9.88%
9.001% to 10.000%	384	8.76%	5,555,382.70	8.32%
10.001% to 11.000%	241	5.50%	3,384,195.56	5.07%
11.001% to 12.000%	253	5.77%	3,306,817.86	4.95%
12.001% to 13.000%	240	5.47%	2,982,184.43	4.47%
13.001% to 14.000%	236	5.38%	2,933,301.22	4.39%
14.001% to 15.000%	239	5.45%	2,807,685.04	4.21%
15.001% to 16.000%	173	3.95%	2,027,578.18	3.04%
16.001% to 17.000%	154	3.51%	1,743,305.43	2.61%
17.001% to 18.000%	144	3.28%	1,476,419.16	2.21%
18.001% to 19.000%	105	2.39%	1,151,286.14	1.72%
19.001% to 20.000%	73	1.66%	740,652.70	1.11%
20.001% to 21.000%	59	1.35%	572,067.61	0.86%
Over 21.000%	64	1.46%	523,861.61	0.78%

Totals	4,385	100.00%*	$66,763,780.58	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	64	1.46%	$1,040,366.27	1.56%
Arizona	183	4.17%	2,966,137.18	4.44%
California	1,087	24.79%	17,422,817.76	26.10%
Colorado	71	1.62%	1,054,506.72	1.58%
Connecticut	23	0.52%	333,075.41	0.50%
Delaware	34	0.78%	550,353.56	0.82%
Florida	364	8.30%	5,621,751.55	8.42%
Georgia	210	4.79%	3,155,496.22	4.73%
Idaho	55	1.25%	653,822.86	0.98%
Illinois	248	5.66%	3,726,195.84	5.58%
Indiana	53	1.21%	717,678.74	1.07%
Iowa	41	0.94%	520,893.55	0.78%
Kansas	18	0.41%	241,357.42	0.36%
Kentucky	17	0.39%	180,852.95	0.27%
Maryland	83	1.89%	1,446,379.03	2.17%
Massachusetts	82	1.87%	1,315,803.55	1.97%
Michigan	207	4.72%	2,959,627.60	4.43%
Minnesota	48	1.09%	820,868.48	1.23%
Missouri	113	2.58%	1,637,512.37	2.45%
Montana	30	0.68%	428,332.81	0.64%
Nebraska	3	0.07%	29,279.26	0.04%
Nevada	105	2.39%	1,679,776.89	2.52%
New Hampshire	28	0.64%	385,066.79	0.58%
New Jersey	196	4.47%	2,575,182.88	3.86%
North Carolina	158	3.60%	2,482,454.67	3.72%
Oklahoma	52	1.19%	707,291.02	1.06%
Oregon	100	2.28%	1,415,798.02	2.12%
Pennsylvania	147	3.35%	1,994,165.21	2.99%
South Carolina	75	1.71%	1,096,637.90	1.64%
Tennessee	77	1.76%	1,143,220.13	1.71%
Texas	175	3.99%	2,792,099.41	4.18%
Utah	14	0.32%	217,380.89	0.33%
Virginia	160	3.65%	2,400,585.06	3.60%
Washington	61	1.39%	1,022,606.98	1.53%
West Virginia	3	0.07%	28,405.60	0.04%

Totals	4,385	100.00%*	$66,763,780.58	100.00%*

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Prefunded Contracts as of the Prefunded Cut-Off Date:

Composition of the Prefunded Contracts

Aggregate principal balance	$200,360,517.44
Number of Contracts	13,173
Average principal balance outstanding	$15,209.94
Average original amount financed	$15,213.63
Original amount financed (range)	$2,201.45 to $75,000.00
Weighted average APR	9.93%
APR (range)	1.00% to 25.00%
Weighted average original term	59.93 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.89 mos.
Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Prefunded Contracts

				% of Prefunded
	Number of Prefunded	% of Prefunded	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	3,455	26.23%	66,243,722.72	33.06%
7.001% to 8.000%	1,383	10.50%	25,246,381.82	12.60%
8.001% to 9.000%	1,237	9.39%	20,192,090.88	10.08%
9.001% to 10.000%	1,104	8.38%	16,143,777.51	8.06%
10.001% to 11.000%	762	5.78%	10,677,881.36	5.33%
11.001% to 12.000%	679	5.15%	9,020,034.48	4.50%
12.001% to 13.000%	789	5.99%	10,065,039.43	5.02%
13.001% to 14.000%	703	5.34%	8,994,494.19	4.49%
14.001% to 15.000%	614	4.66%	7,521,528.49	3.75%
15.001% to 16.000%	566	4.30%	6,623,620.57	3.31%
16.001% to 17.000%	491	3.73%	5,543,135.17	2.77%
17.001% to 18.000%	412	3.13%	4,546,426.22	2.27%
18.001% to 19.000%	318	2.41%	3,442,483.63	1.72%
19.001% to 20.000%	213	1.62%	2,213,430.54	1.10%
20.001% to 21.000%	224	1.70%	2,047,710.86	1.02%
Over 21.000%	223	1.69%	1,838,759.57	0.92%

Totals	13,173	100.00%*	200,360,517.44	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Prefunded Contracts

				% of Prefunded
	Number of Prefunded	% of Prefunded	Principal	Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	167	1.27%	2,500,622.97	1.25%
Arizona	525	3.99%	8,032,714.45	4.01%
California	3,431	26.05%	56,225,012.25	28.06%
Colorado	170	1.29%	2,187,561.68	1.09%
Connecticut	49	0.37%	745,729.21	0.37%
Delaware	165	1.25%	2,395,735.24	1.20%
Florida	1,067	8.10%	15,410,178.57	7.69%
Georgia	594	4.51%	9,555,525.97	4.77%
Idaho	86	0.65%	1,129,708.07	0.56%
Illinois	836	6.35%	12,081,215.06	6.03%
Indiana	158	1.20%	2,081,534.52	1.04%
Iowa	97	0.74%	1,254,413.56	0.63%
Kansas	68	0.52%	987,041.74	0.49%
Kentucky	100	0.76%	1,369,301.46	0.68%
Maryland	196	1.49%	2,952,480.11	1.47%
Massachusetts	295	2.24%	4,259,854.05	2.13%
Michigan	624	4.74%	8,998,148.99	4.49%
Minnesota	129	0.98%	1,777,649.30	0.89%
Missouri	312	2.37%	4,371,864.55	2.18%
Montana	42	0.32%	557,969.75	0.28%
Nebraska	16	0.12%	230,277.38	0.11%
Nevada	322	2.44%	4,880,159.02	2.44%
New Hampshire	96	0.73%	1,241,118.02	0.62%
New Jersey	630	4.78%	8,864,334.02	4.42%
North Carolina	415	3.15%	6,636,696.38	3.31%
Oklahoma	145	1.10%	2,385,625.02	1.19%
Oregon	200	1.52%	2,901,974.02	1.45%
Pennsylvania	581	4.41%	8,457,775.52	4.22%
South Carolina	124	0.94%	2,029,583.69	1.01%
Tennessee	217	1.65%	3,453,537.29	1.72%
Texas	525	3.99%	8,624,287.72	4.30%
Utah	80	0.61%	1,332,951.24	0.67%
Virginia	485	3.68%	7,208,222.82	3.60%
Washington	213	1.62%	3,137,556.98	1.57%
West Virginia	13	0.10%	102,156.82	0.05%

Totals	13,173	100.00%*	200,360,517.44	100.00%*

*	Percentages may not add to 100% because of rounding.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

December 30, 2002	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President